Execution Copy

GUARANTEE

THIS GUARANTEE (this “Guarantee”), dated as of April 5, 2007, made by each of the undersigned guarantors (together with any other entity that may become an additional guarantor hereunder, the “Guarantors”), in favor of the Holders (the “Holders”) of Senior Secured Convertible Notes of Charys Holding Company, Inc., a Delaware corporation (the “Company”), which notes have been amended and restated as of the date hereof (such notes, as amended and restated, the “Notes”), and Imperium Advisers, LLC, as the Collateral Agent (the “Collateral Agent”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings specified in the Amendment Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amendment Agreement, dated as of the date hereof, by and between the Company and the holders named therein (the “Amendment Agreement”), it is a condition precedent to the performance by the holders named therein of their obligations under the Amendment Agreement that the Guarantors execute and deliver this Guarantee; and

WHEREAS, each Guarantor, as a subsidiary of the Company, will directly or indirectly benefit from the extension of credit to the Company represented by the Notes.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.           GUARANTEE.

1.1           Guarantee of Obligations.

(a)           Each Guarantor hereby, jointly and severally, unconditionally and irrevocably, guarantees to each Holder and its lawful successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and undertakings of the Company of whatever nature, monetary or otherwise, under the Securities Purchase Agreement, and the Notes, the Amendment Agreement, the Imperium Warrants, the Registration Rights Agreement, the Security Agreement and the other Transaction Documents, together with all reasonable attorneys’ fees, disbursements and all other costs and expenses of collection incurred by Holders in enforcing any of such Obligations and/or this Guarantee (collectively, the “Obligations”).  This Guarantee shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment and performance in full.  Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations.

(b)           Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Transaction Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally (after giving effect to the right of contribution established in Section 1.3 of this Guarantee).

1.2           Guarantee Absolute and Unconditional.  Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the Amendment Agreement or any other Transaction Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Holders, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud or misconduct by Holders) which may at any time be available to or be asserted by the Company or any other Person against the Holders, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance.

1.3           Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 1.4 of this Guarantee. The provisions of this Section 1.3 shall in no respect limit the obligations and liabilities of any Guarantor to the Holders, and each Guarantor shall remain liable to the Holders for the full amount guaranteed by such Guarantor hereunder.

1.4           No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Holders, no Guarantor shall be entitled to be subrogated to any of the rights of the Holders against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Holders for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Holders by the Company on account of the Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the benefit of the Holders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine.

1.5           Modification of Guaranteed Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Holders may be rescinded by the Holders and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Holders, and the Amendment Agreement and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Holders may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Holders for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  The Holders shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for this Guarantee or any property subject thereto.

1.6           Waiver.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Holders upon the guarantees contained in this Section 1 or acceptance of the guarantees contained in this Section 1.  The Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantees contained in this Section 1.  All dealings between the Company and any of the Guarantors, on the one hand, and the Holders, on the other hand, shall be conclusively presumed to have been had or consummated in reliance upon the guarantees contained in this Section 1.  Each Guarantor waives to the extent permitted by law diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations.

1.7   Enforcement of Guarantee.

(a)           When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent, acting on behalf of each Holder, may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as the Collateral Agent, acting on behalf of the Holders, may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent, acting on behalf of the Holders, to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Holders against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

(b)           Expenses; Indemnification.

(i)           Each Guarantor agrees to pay, or reimburse the Collateral Agent, acting on behalf of the Holders, all of the Collateral Agent’s costs and expenses incurred in collecting against such Guarantor under this Guarantee or otherwise enforcing or preserving any rights under this Guarantee and the other Transaction Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Collateral Agent.

(ii)           Each Guarantor agrees to pay, and to save the Holders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guarantee.

(iii)           Each Guarantor agrees to pay, and to save the Holders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent the Company would be required to do so pursuant to the Amendment Agreement.

(iv)           Notwithstanding anything to the contrary in this Guarantee, with respect to any defaulted non-monetary Obligations the specific performance of which by the Guarantors is not reasonably possible (e.g., the issuance of the Company’s Common Stock), the Guarantors shall only be liable for making the Holders whole on a monetary basis for the Company’s failure to perform such Obligations in accordance with the Transaction Documents.

1.8           Right to Set-Off.  Each Guarantor hereby irrevocably authorizes the Collateral Agent, acting on behalf of the Holders, at any time and from time to time while an Event of Default (as defined in the Notes) under any of the Transaction Documents shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by a Holder to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Collateral Agent may elect, against and on account of the obligations and liabilities of such Guarantor to the Holders hereunder in any currency arising hereunder or under the Security Agreement as the Collateral Agent may elect, whether or not a Holder has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured.  The Collateral Agent shall notify such Guarantor promptly of any such set-off and the application made by the Collateral Agent of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Holder under this Section 1.8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent, acting on behalf of the Holders, may have.

1.9           Payments.  In addition to the terms of the Guaranty set forth in Section 1.1 of this Guarantee, and in no manner imposing any limitation on such terms, it is expressly understood and agreed that, if, at any time, any of the Obligations are declared to be immediately due and payable by a Guarantor, then the Guarantors shall, upon ten (10) Business Days’ notice, pay to the Collateral Agent, acting on behalf of the Holders, the entire amount of such Obligations as has been declared due and payable to the Holders.  Payment by the Guarantors shall be made to the Collateral Agent in immediately available Federal funds to an account designated by the Collateral Agent or at the address set forth herein for the giving of notice to the Collateral Agent or at any other address that may be specified in writing from time to time by the Collateral Agent, and shall be credited and applied to the Obligations.

1.10           Release. Subject to Section 2 of this Guarantee, each Guarantor will be released from all liability hereunder concurrently with the repayment and performance in full of all amounts owed under the Amendment Agreement, the Notes and the other Transaction Documents, and all other Obligations.  No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Holders or the Collateral Agent from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid and performed in full.

2.           REINSTATEMENT.

The guarantees contained in Section 1 of this Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Holders or the Collateral Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

3.           REPRESENTATIONS AND WARRANTIES.

Each Guarantor hereby represents and warrants to the Collateral Agent and Holders as follows:

3.1           Organization and Qualification. Each Guarantor is duly organized, validly existing and in good standing under the laws of its formation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Each Guarantor is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Guarantee in any material respect, (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Guarantor or (z) adversely impair in any material respect the Guarantor’s ability to perform fully on a timely basis its obligations under this Guarantee (a “Material Adverse Effect”).

3.2           Authorization; Enforcement.  Each Guarantor has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Guarantee, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guarantee by each Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Guarantor, and no further consent or authorization of the Guarantor, its board of directors, shareholders, or to its knowledge, any governmental authority or organization, or any other person or entity is required in connection therewith. This Guarantee has been duly executed and delivered by each Guarantor and constitutes the valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

3.3           No Conflicts. The execution, delivery and performance of this Guarantee by each Guarantor and the consummation by each Guarantor of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, by-laws or any other governing document or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Guarantor is a party or by which it or any of its asset or properties are bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Guarantor is subject (including Federal and state securities laws and regulations), or by which any of its properties or assets are bound or affected. The business of each Guarantor is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

3.4           Amendment Agreement. The representations and warranties of the Company set forth in the Amendment Agreement as they relate to each Guarantor, each of which is hereby incorporated herein by reference, are true and correct as of each time such representations are deemed to be made pursuant to such Amendment Agreement, and the Holders shall be entitled to rely on each of them as if they were fully set forth herein, provided, that each reference in each such representation and warranty to the Company’s knowledge shall, for the purposes of this Section 3.4, be deemed to be a reference to such Guarantor’s knowledge.

3.5           Independence of Parties.  The Holders have no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Transaction Documents; the relationship between the Guarantors, on the one hand, and the Holders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors and the Holders.

3.6           Counsel.  Each Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Transaction Documents to which it is a party.

4.           FURTHER ASSURANCES.

Each Guarantor covenants and agrees with the Collateral Agent, on behalf of each Holder, that, from and after the date of this Guarantee until the Obligations shall have been paid in full, such Guarantor shall (i) take, and/or shall refrain from taking, as the case may be, such commercially reasonable action (including complying with all of the obligations in Section 2 of the Notes, which obligations are incorporated by reference herein and shall be binding on each Guarantor) that is necessary to be taken or not taken, as the case may be, so that no Event of Default (as defined in the Notes) is caused by the failure to take such action or to refrain from taking such action by such Guarantor and (ii) execute and deliver to the Collateral Agent, from time to time, any additional instruments or documents which are reasonably necessary to cause this Guarantee to be, become or remain valid and effective in accordance with its terms.

5.           MISCELLANEOUS.

5.1           Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied, e-mailed or delivered to the addressee at its address specified in the signature  pages below; or as to any such Person, at such other address as shall be designated by such Person in a written notice to all other parties hereto complying as to delivery with the terms of this Section 5.1.  All such notices and other communications shall be effective (a) if sent by certified mail, return receipt requested, when received or three days after deposited in the mails, whichever occurs first, (b) if telecopied or e-mailed, when transmitted (during normal business hours) and confirmation is received, and otherwise, the day after the notice or communication was transmitted and confirmation is received, or (c) if delivered in person, upon delivery.

5.2           Amendments; Waivers.  No amendment of any provision of this Guarantee shall be effective unless it is in writing and signed by each Guarantor, the Required Holders (as defined in the Note) and the Collateral Agent, and no waiver of any provision of this Guarantee, and no consent to any departure by each Guarantor therefrom, shall be effective unless it is in writing and signed by each Guarantor and the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

5.3           No Implied Waivers.  No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any of the other Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Collateral Agent or any Holder provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Collateral Agent or any Holder under any of the other Transaction Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any of the other Transaction Documents against such party or against any other Person, including but not limited to, any Guarantor.

5.4           Severability.  Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

5.5           GOVERNING LAW.  THIS GUARANTEE SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

5.6           JURISDICTION.  ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS GUARANTEE OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTEE, EACH GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUMNONCONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

5.7           WAIVER OF JURY TRIAL.  EACH GUARANTOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTEE) THE COLLATERAL AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, ORAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

5.8           SERVICE OF PROCESS.  EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFORESAID COURTS IN ANY SUCH ACTION, SUIT OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ANY GUARANTOR AT ITS ADDRESS PROVIDED HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.  NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR OR ANY PROPERTY OF ANY GUARANTOR IN ANY OTHER JURISDICTION.

5.9           Section Headings.  Section headings herein are included for convenience of reference only and shall not constitute a part of this Guarantee for any other purpose.

5.10           Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

5.11           Conflicts.  In the event of any conflict between the terms of this Guarantee, the Amendment Agreement, or any of the other Transaction Documents or exhibits referred to herein or therein, the terms of the Amendment Agreement shall control.

5.12           Successors and Assigns.  The terms and conditions of this Guarantee shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  Nothing in this Guarantee, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Guarantee, except as expressly provided in this Guarantee.  A Holder may assign its rights hereunder in connection with any valid private sale or transfer of its Notes as permitted under the Amendment Agreement and/or the Notes, in which case the term “Holder” shall be deemed to refer to such transferee as though such transferee were an original beneficiary hereof.  No Guarantor may assign its rights or obligations under this Guarantee.

5.13           Additional Guarantors.  If a Guarantor creates or acquires any new subsidiary, then such Guarantor shall cause such new subsidiary to become party to (i) this Guarantee for all purposes of this Guarantee by executing and delivering an Assumption Agreement in the form of Annex 1 hereto and (ii) the Security Agreement in accordance with the terms of the Security Agreement.

5.14           Controlling Agreement.  In the event of any conflict between the terms of this Guarantee, the Amendment Agreement, or any of the other Transaction Documents or exhibits referred to herein or therein, the terms of the Amendment Agreement shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

PERSONNEL RESOURCES OF GEORGIA, INC.

By:
Billy V. Ray, Jr.
Title:
Address: 880 South Pleasantburg Drive, Suite 3C, Greenville, South Carolina 29607
Telephone: 864-271-7611
Facsimile: 864-232-0178

CCI TELECOM, INC.

By:
Billy V. Ray, Jr.
Title:
Address: 19240 Red Land Road, San Antonio, Texas 78259
Telephone: 210-496-1926
Facsimile: 210-491-0932

METHOD IQ, INC.

By:
Billy V. Ray, Jr.
Title:
Address: 1750 Founders Parkway, Suite 180, Alpharetta, Georgia 30004
Telephone: 678-507-1300
Facsimile: 678-507-1302

VIASYS SERVICES, INC.

By:
Billy V. Ray, Jr.
Title:
Address: 26 Lake Wire Drive, Lakeland, Florida 33815
Telephone: 863-607-9988
Facsimile: 863-607-9955

VIASYS NETWORK SERVICES, INC.

By:
Billy V. Ray, Jr.
Title:
Address: 26 Lake Wire Drive, Lakeland, Florida 33815
Telephone: 863-607-9988
Facsimile: 863-607-9955

VSI REAL ESTATE HOLDING, INC.

By:
Billy V. Ray, Jr.
Title:
Address: 26 Lake Wire Drive, Lakeland, Florida 33815
Telephone: 863-607-9988
Facsimile: 863-607-9955

DIGITAL COMMUNICATION SERVICES, INC.

By:
Billy V. Ray, Jr.
Title:
Address: 96 North 5th Avenue, Delray Beach, Florida 33483

THIS GUARANTEE ACCEPTED BY:

IMPERIUM ADVISERS, LLC
as Collateral Agent

By:
Name:	Maurice Hryshko
Title:	General Counsel
Address:	153 East 53rd Street
29th Floor
New York, NY 10022
Telephone:	(212) 433-1360
Facsimile:	(212) 433-1361

Annex 1 to
GUARANTEE

ASSUMPTION AGREEMENT, dated as of _________, _____ made by __________________, a __________ corporation (the “Additional Guarantor”), in favor of the Holders pursuant to the Amendment Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Amendment Agreement.

W I T N E S S E T H :

WHEREAS, Charys Holding Company, Inc., a Delaware corporation (the “Company”), and the Holders have entered into a Amendment Agreement, dated as of April 5, 2007 (as amended, supplemented or otherwise modified from time to time, the “Amendment Agreement”);

WHEREAS, in connection with the Amendment Agreement, the Company’s subsidiaries (other than the Additional Guarantor) have entered into the Guarantee, dated as of the date of the Amendment Agreement (as amended, supplemented or otherwise modified from time to time, the “Guarantee”) in favor of the Holders;

WHEREAS, the Amendment Agreement requires the Additional Guarantor to become a party to the Guarantee; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;

NOW, THEREFORE, IT IS AGREED:

1.           Guarantee.  By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 5.13 of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.  The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee is true and correct on and as the date hereof as to such Additional Guarantor (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.           Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

3.           Controlling Agreement.  In the event of any conflict between the terms of this Assumption Agreement, the Amendment Agreement, or any of the other Transaction Documents or exhibits referred to herein or therein, the terms of the Amendment Agreement shall control.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title: